SMITH BARNEY TELECOMMUNICATIONS TRUST




Prospectus
April 28, 2000










Existing shareholders may purchase new shares through the reinvestment of dividends and distributions. Except for reinvestment of dividends and distributions, shares of the fund are not currently being offered to investors. Consequently, the fund's assets may be reduced by market fluctuations, a redemption of shares and payment of cash dividends and distributions. A reduction in the fund's net assets may increase the fund's expenses on a per share basis and make it more difficult for the fund to achieve its investment objective.















The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.



Contents

	Page

Investments, risks and performance	3

Management	5

Reinvestment of dividends	6

Exchanging shares	6

Redeeming shares	7

Other things to know about share transactions	8

Distributions, dividends and taxes	9

Share price	9

Financial highlights	10



























You should know:
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.





Investments, risks and performance


Investment
objective

The fund seeks current income, with long-term growth of capital as a secondary objective.


Principal
investment
strategies

Key
investment
s






The fund invests primarily in income producing common stocks of companies in the telecommunications industry.

The fund defines the telecommunications industry as companies engaged in the communication, display, reproduction, storage and retrieval of information, generally in the forms of: voice, data or print facsimile.


Investment
strategy


The manager holds stocks in the telecommunication industry it believes have potential to produce high current income.

For tax efficiency purposes and because the Fund does not currently offer shares to the public, the manager generally does not buy additional stocks for the fund's portfolio and does not sell shares of stocks held by the fund except to satisfy redemption requests and other fund expenses.

Principal
risks of
investing
in the
fund


The fund concentrates its assets in the telecommunications industry and, as a result, is more susceptible to events affecting this industry than is a fund that does not concentrate its assets. For this reason, the fund should not be considered as a complete investment program. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

?	The telecommunications industry underperforms the market
?   Telecommunications companies fall out of favor with investors
?	The stock market declines
?	Government action adversely impacts existing federal or state regulation relating to rates of return and services in the telecommunications industry
?	The manager's judgment about the relative yield, value or potential appreciation of particular securities proves to be incorrect

The fund is not diversified, which means it may concentrate a high percentage of its assets in the securities of one or more companies. To the extent the fund concentrates its investments, the fund will be subject to greater risks than if its assets were not so concentrated.


Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year.
 Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of a share of the fund for each of the past 10 calendar years. The performance information in the chart does not reflect sales charges, which would reduce your return.


[Graphic Omitted]
[The following table was depicted as a bar graph in the printed material.]
Total Return

1990 (1.80)
1991 3.30
1992 10.89
1993 16.00
1994 (1.83)
1995 42.93
1996 (1.45)
1997 45.11
1998 53.72
1999 12.18

Quarterly returns:  Highest:  25.88% in 4th quarter 1998;
Lowest:  (9.01)% in 1st quarter 1990.

Risk return table

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown with that of the return of the Standard and Poor's 500 Index, a broad-based index of widely held common stock listed on the New York or American Stock Exchanges and the over the counter markets. Unlike the fund, the S&P 500 Index is unmanaged and does not incur expenses.


Average Annual Total Return
Calendar Years Ended December 31, 1999




1 Year

5
Years

10
Years

Since
Inception

Inception
Date

Telecommunicatio
ns Trust

12.18%

28.66%


16.27%

19.12%

1/1/84
S&P 500 Index

21.03%
28.54%
18.19%
18.22%
*

	This table assumes redemption of shares at the end of the period, and reinvestment of distributions
	and dividends, but does not assume imposition of the maximum sales charge except at inception where
	a sales charge was imposed.


	* Index comparison begins on January 31, 1984.




Fee table

This table sets forth the fees and expenses you will pay if you invest in the fund's shares.

Annual fund operating expenses (expenses deducted from fund assets)


  Management and administrative fees

0.75%

  Other expenses

0.14

  Total annual fund operating expenses

0.89%

Example

This example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower. The example assumes:

  You invest $10,000 in the fund for the
time periods shown
  You redeem all of your shares at the
end of the period
  Your investment has a 5% return each
year
  You reinvest all distributions and
dividends without a sales charge
  The fund's operating expenses remain
the same


Number of years you own your shares

1 year

3
years

5
years

10 Years

Telecommunications Trust

$91

$284

$493

$1,096



Management

Manager The fund's investment manager is SSB Citi Fund Management LLC (successor to SSBC Fund Management Inc.), an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Robert E. Swab, investment officer of the manager and a managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund since
November 1998.  Prior to that time he served as a Portfolio
Manager to other Smith Barney Funds.

Management fees During the fiscal year ended December 31, 1999, the adviser received an advisory fee equal to 0.55% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Distributor  CFBDS, Inc. serves as the fund's distributor.

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company, an affiliate of Salomon Smith Barney Inc., serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent") to render certain shareholder record keeping and accounting services and functions.



Reinvestment of dividends

The fund currently is closed to investors except through reinvestment of dividends or distributions from the fund. The trustees may reopen the fund if they determine the reopening to be in the best interests of the fund and its shareholders.


Exchanging shares


Smith
Barney
offers a
distinct
ive
family
of
funds
tailored
to help
meet the
varying
needs of
both
large
and
small
investor
s

Because the fund is closed to new investments other than reinvestment of dividends or distributions, an investor who exchanges shares of the fund for shares of another fund will not be able to effect an exchange back into the fund. You should contact your Salomon Smith Barney Financial Consultant or dealer representative to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund you are exchanging into. An exchange is a taxable transaction.

? You may exchange shares only for Class A shares of most Smith Barney funds. ? Not all Smith Barney funds may be offered in your state of residence. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent.
? You must meet the minimum investment amount for the fund.
? If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
? The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver
of
addition
al
sales
charges

Shares acquired in the exchange will not be subject to an initial sales charge at the time of the exchange.



By
telephon
e

If you do not have a brokerage account, you may be eligible to exchange shares through the transfer agent. To find out, call the transfer agent. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open.
 Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail

If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the sub-transfer agent at the address on the next page.




Redeeming shares


Generall
y

Contact your Salomon Smith Barney Financial Consultant or an investment dealer in the selling group or a broker that clears through Salomon Smith Barney as a dealer representative to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the sub-transfer agent at the following address:

Smith Barney Telecommunications Trust
c/o PFPC Global Fund Services
P.O. Box 9699
Providence, R.I. 02940-9699

Your written request must provide the following:

? Your account number
? The specific fund and the dollar amount or number of shares to be redeemed ? Signatures of each owner exactly as the account is registered


By
telephon
e


If you do not have a brokerage account, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other documents.





Other things to know about share transactions

When you exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed.
 These same requirements would apply if a fund reopened to new investment purchases.

? Name of the fund
? Account number
? Dollar amount or number of shares being exchanged or redeemed
? Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide a personal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

? Are redeeming over $10,000 of shares
? Are sending signed share certificates or stock powers to the sub-transfer agent
? Instruct the sub-transfer agent to mail the check to an address different from the one on your account
? Changed your account registration
? Want the check paid to someone other than the account owner(s)
? Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

? Suspend the issuance of shares completely, even through reinvestment of dividends, or reopen the fund to new investors
? Waive or change the minimum account balance required by the fund
? Reject any exchange order
? Change, revoke or suspend the exchange privilege
? Suspend telephone transactions
? Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
? Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.









Distributions, dividends and taxes

Dividends The fund generally pays quarterly income dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares. The fund expects distributions to be primarily from capital gains.
 You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


Transaction

Federal tax status

Redemption or exchange of
shares

Usually capital gain or loss; long-
term only if shares owned more than
one year

Long-term capital gain
distributions

Long-term capital gain

Short-term capital gain
distributions

Ordinary income

Dividends

Ordinary income

As stated in "Investments, risks and performance" above, for tax efficiency purposes and because the fund does not currently offer shares to the public, the manager generally does not buy additional stocks for the fund's portfolio or sell shares of stocks held by the fund except to satisfy redemption requests and other fund expenses. Therefore, the securities held by the fund have appreciated over time and have substantial unrealized appreciation, which would be treated as long-term capital gains if the securities were sold. In the event of significant shareholder redemptions or for portfolio management reasons, the fund may be required to sell some of these securities and distribute any net long-term taxable gains realized in these sales. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


Share price

You may exchange or redeem shares at their net asset value next determined after receipt of your request in good order.
 Shares acquired through reinvestment of dividends and distributions will be purchased at the net asset value calculated on the reinvestment date established by the trustees. The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information (the "SAI"). This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Short-term investments maturing in 60 days or less are valued at amortized cost. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

In order to redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer representative before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to exchange or redeem shares to the fund's agent before the agent's close of business.



Financial Highlights

The financial highlights table is intended to help you understand the performance of a share for the past five years.
 Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

For a share of beneficial interest outstanding throughout each year ended December 31:.




1999

1998


   1997


    1996


 1995

Net asset value, beginning
  of year


$176.20



$134.06



$104.62


$119.69

   $95.62

Income (loss) from
operations:
  Net investment income

  Net realized and unrealized
gain (loss)


       1.74

      19.24



2.26

      64.18



2.83


43.05



3.12


(5.35)


      3.58

    35.57

Total income (loss) from
  Operations


     20.98


      66.44



45.88



(2.23)


    39.15

Less distributions from:
  Net investment income
  Net realized gains


     (1.78)
    (18.13)



(2.22)

(22.08)



(2.83)

(13.61)



(3.12)

(9.72)



 (3.58)
    (11.50)

Total distributions

    (19.91)


(24.30)


(16.44)


(12.84)

    (15.08)

Net asset value, end of year

$177.27

 $176.20

  $134.06

   $104.62

$119.69

Total return


12.18%


53.72%


45.11%


 (1.45)%

       42.93%

Net assets, end of year
(millions)

   $97

   $96

     $73

      $63

  $75

Ratios to average net assets:
    Expenses
    Net investment income




0.89%
    0.92



0.89%
       1.51



0.92%
    2.35



0.90%
       2.80


       0.95%
   3.23

Portfolio turnover rate


0%


  0%


 0%


    0%

           0%






SALOMON SMITH BARNEY_
a member of citigroup [Symbol]



SMITH BARNEY TELECOMMUNICATIONS TRUST




ADDITIONAL INFORMATION

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative by calling the fund at 1-800-451-2010 or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information.
 The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-03763)
FD01120        4/00

Telecommunications Trust   -2-


Smith Barney
Telecommunications Trust

388 Greenwich Street
New York, New York 10013
(800)-451-2010

STATEMENT OF ADDITIONAL INFORMATION
	April 28, 2000

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Telecommunications
Income Fund (the "fund") of Smith Barney
Telecommunications Trust (the "trust"), dated April 28,
2000, as amended or supplemented from time to time, and should be read in conjunction with the fund's
Prospectus. The Prospectus may be obtained from a Salomon Smith Barney Financial Consultant or by writing or calling the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Trustees and Executive Officers of the
Fund............................................2
Investment Objective and Management
Policies.............................................5
Redemption and Exchange of
Shares.............................................12
Valuation of
Shares...............................................14
Performance
Data..............................................15
Taxes...........................................16
Additional
Information........................................18
Financial
Statements.....................................19
Other
Information.....................................19
Appendix.........................................2
0

The fund is a non-diversified, open-end management investment company created in response to the reorganization of American Telephone & Telegraph Company
("AT&T") to provide stockholders of AT&T with the opportunity to exchange their shares of AT&T for shares of the fund. This exchange of shares took place and the fund commenced operations on January 1, 1984. The fund's investments are primarily concentrated in the securities of issuers engaged in the telecommunications industry.

The fund currently is closed to investors except through reinvestment of dividends or distributions from the fund. The Trustees may reopen the fund if they determine the reopening to be in the best interests of the fund and its shareholders.

TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

The Trustees of the fund and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. Each Trustee who is an interested person of the trust, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is indicated by an asterisk.

PAUL R. ADES, TRUSTEE
Member of the law firm of Paul R. Ades, PLLC; 181 West
Main Street, Suite C, P.O. Box 790, Babylon, New York
11702; Director or Trustee of five investment companies associated with Citigroup Inc. ("Citigroup"); 59.

HERBERT BARG, TRUSTEE
Private Investor; 273 Montgomery Avenue, Bala Cynwyd,
Pennsylvania 19004; Director or Trustee of 16 investment companies associated with Citigroup; 76.

DWIGHT B. CRANE, TRUSTEE
Professor, Harvard Business School; Soldiers Field Road,
Boston, Massachusetts 02163; Director or Trustee of 24 investment companies associated with Citigroup; 62.

FRANK HUBBARD, TRUSTEE
Vice President of S & S Industries; Former Corporate
Vice President, Materials Management and Marketing
Services of Huls American, Inc.; 80 Centennial Avenue
P.O. Box 456, Piscataway; New Jersey 08855-0456;
Director or Trustee of five investment companies associated with Citigroup; 62.

*HEATH B. MCLENDON, CHAIRMAN OF THE BOARD, PRESIDENT AND
CHIEF EXECUTIVE OFFICER
Managing Director of Salomon Smith Barney Inc. ("Salomon
Smith Barney"), President and Chairman of 71 investment companies associated with Citigroup, President and Director of SSB Citi Fund Management LLC ("SSB Citi")
(successor to SSBC Fund Management Inc.) and Travelers
Investment Adviser, Inc. ("TIA")and former Chairman of
Smith Barney Strategy Advisors Inc.; 7 World Trade
Center, New York, New York 10048; 66.

JEROME H. MILLER, TRUSTEE
Retired, Former President, Asset Management Group of
Shearson Lehman Brothers; 27 Hemlock Road, Manhassett,
New York 11030; Director or Trustee of five investment companies associated with Citigroup; 61.

KEN MILLER, TRUSTEE
President of Young Stuff Apparel Group, Inc.; 1407
Broadway, 6th Floor, New York, New York 10018; Director or Trustee of five investment companies associated with Citigroup; 58.

ROBERT E. SWAB, INVESTMENT OFFICER
A Managing Director of Salomon Smith Barney. His address is 7 World Trade Center, New York, New York
10048; 43.

LEWIS E. DAIDONE, SENIOR VICE PRESIDENT AND TREASURER
Managing Director of Salomon Smith Barney, Senior Vice
President and Treasurer or Executive Vice President and
Treasurer of 61 investment companies associated with Citigroup; Director and Senior Vice President of the
Manager and TIA; 388 Greenwich Street, New York, New
York 10013; 42.

CHRISTINA T. SYDOR, SECRETARY
Managing Director of Salomon Smith Barney; Secretary of
61 investment companies associated with Citigroup;
General Counsel and Secretary of the Manager and TIA;
388 Greenwich Street, New York, New York 10013; 49.

PAUL A. BROOK, CONTROLLER
Managing Director of Salomon Smith Barney; Controller or
Assistant Treasurer of 43 investment companies affiliated with Citigroup; Prior to 1998, Managing
Director of AMT Capital Services Inc.; Prior to 1997,
Partner with Ernst & Young LLP; 388 Greenwich Street,
New York, New York 10013; 46.

Each Trustee also serves as a director, trustee and/or individual general partner of certain other mutual funds for which Salomon Smith Barney serves as distributor.
 As of April 4, 2000, the Trustees and officers of the trust, as a group, owned less than 1% of the fund's outstanding shares. As of April 4, 2000, to the best knowledge of the trust and the Board no single shareholder or "group" (as that term is used in Section
13 (d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of trust.

No officer, director or employee of Salomon Smith Barney or any parent or subsidiary, receives any compensation from the trust for serving as an officer or Trustee of the trust. The trust pays each Trustee who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $2,250 per annum plus
$125 per meeting attended and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended
December 31, 1999, such out of pocket expenses totaled
$18,574.

For the calendar year ended December 31, 1999, the Trustees of the trust were paid the following compensation:



Trustee(#)

Aggregate
Compensation
from the trust

Aggregate
Compensation from
the Smith Barney
Mutual Funds

Total Pension
or Retirement
Benefits
Accrued from
the trust









Paul R. Ades (5)

$2,875

$56,238

$0

Herbert Barg (16)

2,.875

114,288

0

Dwight B. Crane
(24)

2,750

155,363

0

Frank G. Hubbard
(5)

2,875

56,138

0

Heath B. McLendon
(71)

0

0

0

Jerome Miller (5)

2,750

51,613

0

Ken Miller (5)

2,625

47,188

0





(#)	Number of director/trusteeships held with mutual
funds in the Smith Barney Mutual Funds family.

*	Upon attainment of age 80, Trustees are required to
change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the trust's last fiscal year aggregate compensation paid by the trust to Trustees
Emeritus totaled $416.

Investment Adviser - SSB Citi

SSB Citi serves as investment adviser to the fund pursuant to a written agreement dated October 22, 1998
(the Advisory Agreement), which was last approved by the trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the trust or SSB Citi, on July 22, 1999. Subject to the supervision and direction of the fund's Board of Trustees, SSB Citi manages the fund's portfolio in accordance with the fund's stated objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the fund. SSB Citi pays the salary of any officer or employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services. SSB Citi is an affiliate of Salomon Smith Barney Inc. and a subsidiary of Citigroup. SSB Citi (through its predecessor entities) has been in the investment counseling business since
1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of February 29, 2000 in excess of $188 billion.

As compensation for investment advisory services rendered, the fund pays SSB Citi a fee computed daily and paid monthly at the annual rate of 0.55% of the fund's average daily net assets. For the fiscal years ended December 31, 1997, 1998 and 1999, the fund paid
SSB Citi $367,532, $441,033 and $536,983, respectively,
in investment advisory fees.

Administrator - SSB Citi

SSB Citi also serves as administrator to the fund pursuant to a written agreement dated April 21, 1994
(the Administration Agreement), which was last approved by the trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the fund or SSB Citi, on July 22, 1999. SSB Citi pays the salary of any officer or employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services.

As compensation for administrative services rendered to the fund, SSB Citi receives a fee at the annual rate of 0.20% of the value of the fund's average daily net assets. For the fiscal years ended December 31, 1997, 1998 and 1999, the fund paid SSB Citi $133,648, $160,376 and $195,267, respectively, in administration fees.

The fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of Citigroup; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agents fees; certain insurance premiums;
outside auditing and legal expenses; investor services
(including allocated telephone and personnel expenses);
and costs of preparation and printing of prospectuses for regulatory purposes and for distribution to existing shareholders, shareholders reports and meetings.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, the investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund.
 All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's code of ethics is on file with the Securities and Exchange Commission ("SEC").

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the trust's independent auditors to examine and report on the trust's financial statements and highlights for the fiscal year ending December 31, 2000.

Distributor

CFBDS, Inc. located at 20 Milk Street, Boston,
Massachusetts 02109-5408 serves as the fund's distributor pursuant to a written agreement dated
October 8, 1998 (the "Distribution Agreement") which was approved by the trust's Board of Trustees, including a majority of the Independent Trustees on July 15, 1998.
 Prior to the merger of Travelers Group, Inc. and Citicorp Inc. on October 8, 1998, Salomon Smith Barney served as the fund's distributor.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the fund's investment objective and the policies it employs to achieve that objective.
The following discussion supplements the description of the fund's investment objective and policies in the Prospectus.

Lending of Portfolio Securities. Consistent with applicable regulations, the fund has the ability to lend its portfolio securities to brokers, dealers and other financial organizations. The fund may not lend portfolio securities to Salomon Smith Barney or its affiliates without specific authority to do so from the SEC.

Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the fund's securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower;
(b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with Salomon Smith Barney, and which is acting as a finder.

Borrowing. The fund is authorized to borrow money in an amount up to 33 1/3% of its total assets for extraordinary or emergency purposes (such as meeting anticipated redemptions) and to pledge its assets in connection with such borrowings. Whenever borrowings exceed 5% of the value of the fund's total assets, the fund will not purchase securities for investment.

Repurchase Agreements. The fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New
York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period
(usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities at all times will be at least equal to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SSB Citi, acting under the supervision of the trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Short-Term Instruments. The fund may invest without limit in short-term money market instruments when SSB
Citi believes that a defensive investment posture is advisable due to market or economic conditions. Money market instruments in which the fund may invest include obligations issued or guaranteed by the United States government, its agencies or instrumentalities (U.S.
government securities); certificates of deposit (CDs), time deposits (TDs) and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations. CDs are short-term negotiable obligations of commercial banks; TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal
Reserve System and to be insured by the Federal Deposit
Insurance Corporation (the FDIC). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal
Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulations. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.
 CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (State Branches) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SSB Citi will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations, the CDs of which may be purchased by the fund, are supervised by the Office of Thrift Supervision and are insured by the Savings
Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a domestic or foreign company. When investing for defensive purposes, the fund may invest in short-term debt obligations of issuers that at the time of purchase are rated in the top two ratings categories for short-term debt securities by a nationally recognized statistical rating organization (NRSRO) (such as A-2, A-1 or A-1+ by
Standard & Poor's Ratings Group (S&P) or Prime-2 or
Prime-l by Moody's Investors Service, Inc, (Moody's)) or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings of by an NRSRO. A discussion of S&P and Moody's rating categories appears in the Appendix to this SAI. The fund also may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes are direct lending arrangements between the fund and an issuer, and are not normally traded in a secondary market. The fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SSB Citi will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, generally the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Preferred Stock. Preferred stocks, like debt obligations, are generally fixed-income securities.
Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and for that reason, preferred stocks generally entail less risk than common stocks.
Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Covered Call Options. The fund may, to a limited extent, write covered call option contracts on certain securities and purchase call options for the purpose of terminating their outstanding obligations with respect to securities upon which call option contracts have been written.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).
 Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund normally will have expiration dates between three and nine months from the date they are written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as in-the-money, at-the-money and out-of-the-money, respectively. The fund may write (a) in-the-money call options when SSB Citi expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SSB Citi expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SSB Citi expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines, and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options
Clearing Corporation (the Clearing Corporation) and of the national securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option for the same series on a recognized national securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges.

The fund may realize a profit or loss upon entering into a closing transaction. In cases where the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

Although the fund generally will write only those options for which SSB Citi believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.
There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of SSB Citi and certain of their affiliates may be considered to be such a group. A national securities exchange or the National Association of Securities
Dealers, Inc. may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options which the fund will be able to write on a particular security.

Call options may be purchased by the fund but only to terminate an obligation as a writer of a call option.
This is accomplished by making a closing purchase transaction, (i.e., the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had previously been written). A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the fund of such a transaction may be greater than the net premium received by the fund upon writing the original option, the trust's Board of Trustees believes that it is appropriate for the fund to have the ability to make closing purchase transactions in order to limit the risks involved in writing options. SSB Citi also may permit the call option to be exercised.

Non-Diversification. The trust is classified as a non-diversified investment company under the 1940 Act, which means that the fund is not limited by the 1940 act in the proportion of its assets that it may invest in the obligations of a single issuer. The fund's assumption of large positions in the obligations of a small number of issuers may cause the fund's yield to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Investment Restrictions

The fund has adopted the following investment restrictions for the protection of shareholders.
Investment restrictions 1 through 6 below cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the voting securities present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the fund. Investment restrictions 7 through 13 may be changed by vote of a majority of the Trustees at any time. If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in the values of assets will not constitute a violation of the restriction.

The fund may not:

(1)	Purchase or sell real estate, real estate
mortgages, commodities or commodity
contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts
(including options on currencies to the
extent consistent with the fund's
investment objective and policies); or (d) investing in real estate investment trust securities.

(2)	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the
1933 Act), in disposing of portfolio
securities.

(3)	Make loans. This restriction does not apply
to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies, (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

(4)	Borrow money, except that (a) the fund may
borrow from banks for temporary or
emergency (not leveraging) purposes
including the meeting of redemption
requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

(5)	Purchase the securities of any issuer
(except U.S. government securities) if, as a result of such purchase, more than 10% of any class of securities or of the outstanding voting securities of such issuer would be held in the fund; for this purpose, all securities of an issuer shall be divided into three classes, namely, all debt securities, all preferred stock and all common stock.

(6)	Issue senior securities as defined in the
1940 Act and the rules, regulations and
orders thereunder, except as permitted
under the 1940 Act and rules, regulations and orders thereunder.

(7)	Purchase securities subject to restrictions
on disposition under the 1933 Act
(restricted securities), or securities
without readily available market
quotations, if the purchase causes more
than 10% of its assets to be invested in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

(8)	Purchase securities of companies for the
purpose of exercising control.

(9)	Purchase securities on margin (except
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box).
For purposes of this restriction, the
deposit or payment by the fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

(10)	Purchase securities of any issuers which
together with predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of such portfolio's net assets would then be invested in such securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operations or relevant business experience.)

(11)	Invest in puts, calls, straddles, spreads,
and any combination thereof (except in
connection with the writing of covered call options).

(12)	Invest in oil, gas or other mineral
exploration or development programs.

(13)	Purchase securities from or sell securities
to any of its officers or Trustees, except with respect to its own shares and as is permissible under applicable statutes, rules and regulations.

Portfolio Turnover

In seeking its objective, the fund does not generally engage in short-term trading but may do so when circumstances warrant. Numerous factors, including those relating to particular investments, tax considerations, covered call option writing (see Covered Call Options), market or economic conditions or redemptions of shares, may affect the rate at which the fund buys or sells portfolio securities from year to year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the year by the average monthly value of the fund's portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The fund has no fixed policy with respect to portfolio turnover;
however, it is anticipated that the annual portfolio turnover rate in the fund generally will not exceed 50%.
For the 1999 and 1998 fiscal years, the portfolio turnover rates for the fund were 0%.

Portfolio Transactions

Decisions to buy and sell securities for the fund are made by SSB Citi, subject to the overall supervision and review of the trust's Board of Trustees. Portfolio securities transactions for the fund are effected by or under the supervision of SSB Citi.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers mark-up or mark-down. For the 1999, 1998, and 1997 fiscal years, the fund paid total brokerage commissions of $8,084, $10,689, and $11,603, respectively.

In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. In assessing the best overall terms available for any transactions, SSB Citi shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes SSB Citi, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund or other accounts over which SSB Citi or an affiliate exercises investment discretion.

The trust's Board of Trustees periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised.
Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The fees of SSB Citi under the Advisory Agreement are not reduced by reason of SSB
Citi receiving such brokerage and research services.
Further, Salomon Smith Barney will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

The Trustees of the trust have determined that any portfolio transaction for the fund may be executed through Salomon Smith Barney or an affiliate of Salomon
Smith Barney, if, in the judgment of SSB Citi, the use of Salomon Smith Barney is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Salomon
Smith Barney charges the fund a commission rate consistent with that charged by Salomon Smith Barney to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, Salomon Smith Barney may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the fund of the aggregate compensation it earned on such transactions. In 1998, there were no brokerage commissions paid by the fund to Salomon Smith Barney.
 For the 1999, 1998, and 1997 fiscal years, brokerage commissions of $0, $790, and $4,190, respectively, were paid by the fund to Salomon Smith Barney. The amount of brokerage commissions paid to Salomon Smith Barney for the 1998 fiscal year represented 7.7% of the total brokerage commissions paid by the fund and Salomon Smith
Barney effected 6.9% of the total dollar amount of transactions involving the payment of brokerage commissions.

Even though investment decisions for the fund are made independently from those of the other accounts managed by SSB Citi, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by SSB Citi are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SSB Citi to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

REDEMPTION AND EXCHANGE OF SHARES

WRITTEN REDEMPTION REQUESTS

The trust is required to redeem shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value per share next determined.

The fund normally transmits redemption proceeds for credit to the shareholder's account at Salomon Smith
Barney, an investment dealer in the selling group or a broker that clears securities transactions through Salomon Smith Barney ("Dealer Representative"), at no charge within three days after receipt of proper tender except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon
Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as a custodian may be redeemed through an investor's financial consultant, by submitting a written request for redemption to:

Smith Barney Telecommunications Trust
	Smith Barney Telecommuncations Income Fund
c/o PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

A written redemption request must (a) state the number or dollar amount of shares to be redeemed, (b) identity the fund from which the shares are to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC Global Fund
Services (the "sub-transfer agent") together with a redemption request. Any signature appearing on a redemption request in excess of $10,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or a member firm of a national securities exchange. Written requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. Citi
Fiduciary Trust Company (the "transfer agent") may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed to be properly received until the trust's transfer agent receives all required documents in proper form.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that the disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in the fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision.
This privilege is available to shareholders resident in any state in which the fund shares being acquired may be legally sold. Prior to any exchange, the investor should obtain and review a copy of the then current prospectus of the fund into which an exchange is being made. Prospectuses may be obtained from a Salomon Smith
Barney Financial Consultant. A shareholder who has redeemed shares of the fund, through the exchange privilege or otherwise, will not be able to purchase new shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents in proper form, shares submitted for exchange are redeemed at the then current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired with such shares being subject to any applicable contingent deferred sales charge. If the account registration of the shares of the fund being acquired is identical to the registration of shares of the fund exchanged, no signature guarantee is required.
 Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. The trust reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Except as otherwise noted below, shares of the fund may
be exchanged at the net asset value next determined for
Class A shares in any of the Smith Barney Mutual Funds,
to the extent shares are offered for sale in the
shareholder's state of residence.  Exchanges of fund
shares are subject to minimum investment requirements
and to the other requirements of the Smith Barney fund
into which exchanges are made.  Shareholders of the fund
who wish to exchange all or a portion of their shares
for Class A shares in any of the Smith Barney funds may
do so without imposition of any charge.   Certain
shareholders may be able to exchange shares by telephone. See "Telephone Redemption and Exchange
Program."

Additional information regarding the exchange privilege
 An exchange is a taxable transaction. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired.

A shareholder who exchanges shares prior to the maturity date may realize an amount that is less or greater than the entire amount of his or her investment. Moreover, because the fund is not engaging in a continuous offering of shares, a shareholder who exchanges his or her fund shares will not be able to effect a further exchange back into the fund.

TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

General  Shareholders who do not have a Salomon Smith
Barney brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire
Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request.

Redemptions Redemption requests of up to $10,000 of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m.
(Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank.
 The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire
Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

Additional information regarding the telephone redemption and exchange program Neither the trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The trust reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a change for this service at any time following at least seven (7) days' prior notice to shareholders.

Distributions in Kind. If the trust's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.

VALUATION OF SHARES

The fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is expected to be closed on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.
The following is a description of the procedures used by the fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of such sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the most recent bid price at the close of regular trading on the NYSE on each day, or, if market quotations for those securities are not readily available, at fair market value, as determined in good faith by the trust's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the trust's Board of Trustees.
Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
All other securities and other assets of the fund will be appraised at their fair value as determined in good faith by the trust's Board of Trustees.

PERFORMANCE DATA

From time to time, a fund may quote its yield or total return in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA
Investment Technologies Inc., Changing Times, Forbes,
Fortune, Institutional Investor, Investors Business
Daily, Money, Morningstar Mutual Fund Values, The New
York Times, USA Today and The Wall Street Journal.

Average Annual Total Return

Average annual total return figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n =ERV


Where:	P     =	a hypothetical initial
payment of $1,000.
T     =	average annual total
return.
n     =	number of years.
ERV =	Ending Redeemable Value of a
hypothetical $1,000 investment made
at the beginning of a 1-, 5- or
10-year period at the end of the 1-5-
or 10- year period (or fractional
portion thereof), assuming
reinvestment of all dividends and
distributions.  A Class' total return
figures calculated in accordance with
above formula assume that the maximum
applicable sales charge, has been
deducted from the hypothetical $1,000
initial investment at the time of
purchase or redemption, as
applicable.



                                          Period Ended
12/31/99





One Year

Five Year

Ten Year

Since Inception

12.18%*

28.66%*

16.27%*

19.21%
* No sales charge applicable since only reinvestments were permitted.


Aggregate Total Return

The aggregate total return for the fund represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

ERV - P
P
Where:
			P =	a hypothetical initial payment
of $10,000.
			ERV =	Ending Redeemable Value of a
hypothetical $10,000 investment made
at the beginning of the 1-, 5- or 10-
year period at the end of the 1-, 5-
or 10-year period (or fractional
portion thereof), assuming
reinvestment of all dividends and
distributions.


                                          Period Ended
12/31/99




One Year

Five Year

Ten Year

Since Inception

12.18%*

252.49%*

351.54%*

1545.43%
* No sales charge applicable since only reinvestments were permitted.

TAXES

The following is a summary of selected Federal income tax considerations that may affect the fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the fund.

Taxation of the Fund

The fund has qualified and intends to qualify each year as a regulated investment company under the Internal
Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the fund will not be subject to Federal income tax on its net investment income and capital gain net income (capital gains net of capital losses), if any, that it distributes to shareholders provided at least 90% of its net investment income for the taxable year is distributed. All net investment income and capital gain net income earned by the fund will be reinvested automatically in additional shares of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

To qualify as a regulated investment company, the fund must meet certain requirements set forth in the Code.
One requirement is that the fund must earn at least 90% of its gross income from (a) interest, (b) dividends,
(c) payments with respect to securities loans, (d) gains from the sale or other disposition of stock, securities or options and (e) other income derived with respect to its business of investing in stock or securities (the
90% Test).

Generally, the fund's return on its investments will be considered to be qualified income under the 90% Test.

Tax Status of the Fund's Investments

Gain or loss on the sale of a security by the fund generally will be long-term capital gain or loss if the fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less generally will be short-term capital gain or loss.
Generally, if the fund acquires a debt security at a discount, any gain upon the sale or redemption of the security will be taxable as ordinary income to the extent that such gain reflects accrued market discount.

The tax consequences of the fund's covered call option transactions will depend on the nature of the underlying security. In the case of a call option on an equity or convertible debt security, the fund will receive a premium that will be treated for tax purposes as follows: no income is recognized upon the receipt of an option premium; if the option expires unexercised or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss, if the cost of the closing transaction exceeds the amount of the premium) without regard to the unrealized gain or loss in the underlying security. Any such gain or loss will be short-term, except that a loss will be long-term if the option exercise price is below market and the underlying stock has been held for more than a year. If a call option is exercised, the fund will recognize a capital gain or loss from the underlying security, and the option premium will constitute additional sales proceeds.

The fund also will not recognize income on the receipt of an option premium on a debt security. Listed options on debt securities, however, are subject to a special mark-to-market system governing the taxation of section
1256 contracts, which include listed options on debt securities (including U.S. government securities), options on certain stock indexes and certain foreign currencies. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year (and, for purposes of the 4% excise tax, on October 31 of each year) will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. Both the realized gain or loss and the unrealized taxable year-end gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time that a particular position is actually held by the fund.

Taxation of Shareholders

Dividends of investment income and distributions of short-term gain will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares.
Distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the shareholder has held his/her shares of the fund.

Dividends of investment income (but not distributions of capital gain) from the fund generally will qualify for the Federal dividends-received deduction for corporate shareholders to the extent that the dividends do not exceed the aggregate amount of dividends received by the fund from domestic corporations. If securities held by the fund are considered to be debt-financed (generally, acquired with borrowed funds) or are held by the fund for less than 46 days (91 days in the case of certain preferred stock), the portion of the dividends paid by the fund corresponding to the dividends paid with respect to the securities will not be eligible for the corporate dividends-received deduction.

If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends must be included in the fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends
(i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Capital Gains Distribution

In general, a shareholder who redeems or exchanges his or her shares will recognize long-term capital gain or loss if the shares have been held for more than one year, and will recognize short-term capital gain or loss if the shares have been held for one year or less. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges the shares before he or she has held them for more than six months, however, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss. For individuals, the maximum rate for long-term capital gains is 20%.





Backup Withholding

If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% Federal backup withholding tax with respect to (a) dividends and distributions and (b) the proceeds of any redemptions or exchanges of fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular
Federal income tax liability.

ADDITIONAL INFORMATION

The trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated June 2, 1983 (the "Trust Agreement") which was amended and restated on November 5, 1992. On
October 14, 1994, the trust and the fund changed their names to Smith Barney Telecommunications Trust and Smith
Barney Telecommunications Fund, respectively.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

PNC Bank, National Association ("PNC") is located at
17th and Chestnut Streets, Philadelphia, PA 19103 and serves as the custodian of the trust's investments pursuant to a custody agreement. Under the custody agreement, PNC holds the trust's securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the trust's month-end market value of securities held in custody and also receives securities transaction charges including out-of-pocket expenses. PNC is authorized to establish separate accounts for foreign securities owned by the trust to be held with foreign branches of other United
States banks as well as with certain foreign banks and securities depositories. The assets of the trust are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 388 Greenwich
Street, New York, New York 10013, serves as the transfer agent and shareholder services agent of the fund.

PFPC Global Fund Services, located at P.O. Box 9699,
Providence Rhode Island 02940-9699, serves as the fund's sub-transfer agent to render certain shareholder record-keeping and accounting services functions.

Description of Shares

The Master Trust Agreement of the fund permits the Trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share.
Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

Pursuant to the Master Trust Agreement, the fund's
Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended
December 31, 1999 was filed on March 24, 2000 and is incorporated in its entirety by reference, Accession No.
91155-00-000265.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average
21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon Smith
Barney Financial Consultant.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

	Special Discipline Series
Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.




APPENDIX

The following is a description of the two highest ratings categories of NRSROs for commercial paper:

The rating A-l is the highest commercial paper rating assigned by S&P. Paper rated A-1 must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics
(typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA- or higher), or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuers industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The rating Prime-l is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuers industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationship which exists with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Fitch IBCA, Inc. short term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner. Fitch's short-term rates are as follows: F1+ indicates issues regarded as having the strongest capacity for timely payments of financial commitments. The + denotes an exceptionally strong credit feature. The rating F1 reflects issues regarded as having the strongest capacity for timely payment of financial commitments while the rating F-2 indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payments: short-term liquidity is clearly outstanding, and safety is just below risk free
U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

The Thomson BankWatch (TBW) Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned, and apply only to unsecured instruments that have a maturity of one year or less.

TBW-1	The highest category; indicates a very high
degree of likelihood that principal and
interest will be paid on a timely basis.

TWB-2	The second highest category; while the
degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.



g:\fundac\legal\funds\sbtt\2000\secdocs\sai
12